15.A) Custodian/Sub-custodian: THE HONG KONG & SHANGHAI BANKING CORP., LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  HO CHI MINH CITY     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: VIETNAM      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: BARCLAYS BANK OF ZAMBIA PLC.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  LUSAKA     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: ZAMBIA      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

 						X



   A) Custodian/Sub-custodian: BARCLAY BANK OF ZIMBABWE LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  HARARE    State:    Zip Code:  Zip Ext.:
   D) Foreign Country: ZIMBABWE     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian:  CITIGROUP PTY. LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MELBOURNE   State:    Zip Code:  Zip Ext.:
   D) Foreign Country: AUSTRALIA     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian:  UNICREDIT BULBANK AD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SOFIA     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: BULGARIA     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian:  ZAGREBACKA BANKA D.D.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZAGREB     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: CROATIA     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian:  UNICREDIT BANK CZECH REPUBLIC A.S.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: PRAHA     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: CZECH REPUBLIC     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: THE HONG KONG & SHANGHAI BANKING CORP., LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  MUMBAI     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: INDIA     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian:  HSBC BANK PLC.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: DUBLIN     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: IRELAND     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: THE HONG KONG & SHANGHAI BANKING CORP., LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  TOKYO    State:    Zip Code:  Zip Ext.:
   D) Foreign Country: JAPAN     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: BNP PARIBAS SECURITIES SERVICES, S.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  LISBON    State:    Zip Code:  Zip Ext.:
   D) Foreign Country: PORTUGAL     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: THE HONG KONG & SHANGHAI BANKING CORP.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  SEOUL    State:    Zip Code:  Zip Ext.:
   D) Foreign Country: REPUBLIC OF KOREA    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: STANDARD CHARTERED FIRST BANK (KOREA) LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  SEOUL    State:    Zip Code:  Zip Ext.:
   D) Foreign Country: REPUBLIC OF KOREA    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: UNICREDIT TIRIAC BANK S.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BUCHAREST      State:    Zip Code:  Zip Ext.:
   D) Foreign Country: ROMANIA        Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: UNITED OVERSEAS BANK LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  SINGAPORE    State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SINGAPORE    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: STANDARD BANK OF SOUTH AFRICA LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: JOHANNESBURG       State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SOUTH AFRICA    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: UNICREDIT BANK SLOVAKIA A.S.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BRATISLAVA       State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SLOVAK REPUBLIC    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: CREDIT SUISSE AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  ZURICH    State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SWITZERLAND    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: STANDARD CHARTERED BANK (TAIWAN) LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI         State:    Zip Code:  Zip Ext.:
   D) Foreign Country: TAIWAN    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: HSBC BANK A.S.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL         State:    Zip Code:  Zip Ext.:
   D) Foreign Country: TURKEY      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: HSBC BANK PLC.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LONDON         State:    Zip Code:  Zip Ext.:
   D) Foreign Country: UNITED KINGDOM      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X